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PROSPECTUS

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Issued by: PROTECTIVE LIFE INSURANCE COMPANY

2801 Highway 280 South

Birmingham, Alabama 35223

Telephone (800) 866-3555

   This prospectus describes the Single Premium Plus (also known as The Protective SPVL in some states), an individual modified single premium variable and fixed life insurance policy offered by Protective Life Insurance Company ("Protective Life"). Please read it carefully before you invest.

   The Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

   The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

   Generally, the minimum initial premium accepted by Protective Life is $10,000. Protective Life reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, the amount so allocated will be transferred to the Funds specified in the Owner's application.

   The Policy Value of the life insurance policy will fluctuate with the investment performance of the investment options you select. Two Fixed Accounts are also available.

   The Owner may, within limits, allocate premium and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Guaranteed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account and the DCA Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust.

   It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

   Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy other than those arising under the federal securities laws through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

   These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   This policy may not be available for sale in all states.

   An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy Federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium payments (principal).

The date of this prospectus is May 1, 2000

PROSPECTUS CONTENTS

Policy Loans	25
-General	25
-Loan Collateral	25
-Loan Repayment	25
-Interest	25
-Non-Payment of Policy Loan	26
-Effect of a Policy Loan	26
Death Benefit Proceeds	26
-Calculation of Death Benefit Proceeds	26
-Death Benefit	27
-Increasing the Face Amount	27
-Decreasing the Face Amount	27
Settlement Options	27
-Minimum Amounts	28
-Other Requirements	28
The Guaranteed Account	28
The Guaranteed Account	28
Interest Credited on Guaranteed Account	29
Guaranteed Account Value	29
Payments from the Guaranteed Account	29
Charges and Deductions	29
Monthly Deductions	29
-Cost of Insurance Charge	30
-Legal Considerations Relating to Sex—Distinct Premium Payments and Benefits	30
-Monthly Policy Expense Charge	30
-Supplemental Rider Charges	30
-Mortality and Expense Risk Charge	31
Annual Maintenance Fee	31
Transfer Fee	31
Surrender Charge (Contingent Deferred Sales Charges) and Premium Tax Recovery Charge	31
Fund Expenses	32
Exchange Privilege	32
Effect of the Exchange Offer	34
-Tax Considerations	34
-Sales Commissions	34
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premium Payments	34
Other Policy Benefits and Provisions	40
Limits on Rights to Contest the Policy	40
-Incontestability	40
-Suicide Exclusion	40
Changes in the Policy or Benefits	40
-Misstatement of Age or Sex	40
-Other Changes	40
Suspension or Delay of Payments	40
Reports to Policy Owners	40
Assignment	41
Arbitration	41
Supplemental Riders and Endorsements	41

Supplemental Riders	41
-Comprehensive Long-Term Care Accelerated Death Benefit Rider	41
-Tax Consequences of the ADBR	42
-Amount of the Accelerated Death Benefit	42
-Conditions for Receipt of the Accelerated Death Benefit	42
-Operation of the ADBR	42
-Effect on Existing Policy	42
Endorsements	42
Reinsurance	42
Uses of the Policy	43
Tax Considerations	43
Introduction	43
Tax Status of Protective Life	43
Taxation of Life Insurance Policies	44
-Tax Status of the Policy	44
-Diversification Requirements	44
-Ownership Treatment	44
Tax Treatment of Life Insurance Death Benefit Proceeds	45
Tax Deferral During Accumulation Period	45
Policies Which Are MEC's	45
-Characterization of a Policy as a MEC	45
-Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	45
-Penalty Tax	46
-Aggregation of Policies	46
Policies Which Are Not MEC's	46
-Tax Treatment of Withdrawals Generally	46
-Certain Distributions Required by the Tax Law in the First 15 Policy Years	46
-Tax Treatment of Loans	46
Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider	46
Actions to Ensure Compliance with the Tax Law	47
Other Considerations	47
Disallowance of Interest Deductions	47
Federal Income Tax Withholding	47
Other Information About the Policies and Protective Life	47
Sale of the Policies	47
Corporate Purchasers	48
Protective Life Directors and Executive Officers	48
State Regulation	49
Additional Information	50
Year 2000 Compliance Issues	50
Independent Accountants	50
Experts	50
IMSA	50
Legal Matters	50
Financial Statements	50
Index to Financial Statements	F-1
Appendices
A-Example of Death Benefit Computations	A-1

    This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS OF TERMS

         "We," "us," "our," "Protective Life," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount—An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age—The Insured's age as of the last birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period—Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value—Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account—Part of Protective Life's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit—The amount of insurance provided under the Policy as determined by the Death Benefit Option. The amount payable on the death of the Insured will be the Death Benefit Proceeds.

Death Benefit Proceeds—The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount—A dollar amount selected by the Owner and shown in the Policy.

Fixed Account—Part of Protective Life's general account to or from which Policy Value may be transferred and into which premiums may be allocated under a Policy.

Fixed Account Value—The Policy Value in the Fixed Account.

Fund—A separate investment portfolio of an open-ended management investment company, or unit investment trust, in which a Sub-Account invests.

Guaranteed Account—The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value—The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office—2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount—The Face Amount on the Policy Effective Date.

Initial Premium—The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured—The person whose life is covered by the Policy.

Issue Age—The Insured's age as of the last birthday on the Policy Effective Date.

Issue Date—The date the Policy is issued.

Lapse—Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account—An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day—The same day in each month as the Policy Effective Date.

Monthly Deductions—The fees and charges deducted monthly based on the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary—The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt—The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date—The date shown in the Policy as of which coverage under the Policy begins.

Policy Value—The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year—Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan—That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account—A separate division of the Variable Account. Each Sub-Account invests in a corresponding Fund.

Sub-Account Value—The Policy Value in a Sub-Account.

Surrender Value—The Cash Value minus any outstanding Policy Debt and any liens made under an accelerated death benefit rider or endorsement.

Valuation Day—Each day the New York Stock Exchange and the Home Office are open for business except for a day a Sub-account's corresponding Fund does not value its shares.

Valuation Period—The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account—Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which premiums may be allocated.

Variable Account Value—The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

    The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

    Purpose of the Policy.  The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    Comparison with Universal Life Insurance.  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account and/or the DCA Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) If a Policy lapses while loans are outstanding certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations.")

    Death Benefit.  A level Death Benefit is available under the Policy. Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as the Surrender Value is sufficient to pay the Monthly Deduction to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    Illustrations.  Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    Tax Considerations.  Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Except in certain cases described under "Tax Considerations" a Policy will be a "modified endowment contract" for federal tax law. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    Cancellation Privilege.  For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate premium payments to the Sub- Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)

    Owner Inquiries.  If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS
•	The Policy permits you to pay a large single premium and, subject to certain restrictions, additional premium. See page 18 for rules and limits.
•	The Policy's minimum Initial Premium is $10,000 subject to the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
•	You direct the allocation of premium payments among 30 Sub-Accounts, the Fixed Account and the DCA Fixed Account. See page 19 for rules and limits on premium allocations.
•	The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Funds and the Van Eck Funds (as defined below).
•	Interest is credited on amounts allocated to the Fixed Account and the DCA Fixed Account at a minimum guaranteed rate of 4%. See pages 22 and 23 for rules and limits on Fixed Account and the DCA Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE
•	Monthly Deduction for cost of insurance, policy expense charges, mortality and expense risk charges and charges for any supplemental rider. The monthly cost of insurance charges are currently equal to the lesser of (i) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of .65% and .55%, respectively or (ii) the Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 of the Net Amount at Risk based on age, sex and underwriting class as identified on the Policy's Specification Page. The Company reserves the right to charge the Guaranteed Maximum Monthly Cost of Insurance Rates in the future. Monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years. The current mortality and expense risk charge during Policy Years 1 through 10 is equal to .075% multiplied by the Variable Account Value. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. This charge is not deducted from Fixed Account Value. See "Monthly Deductions" pages 29 through 31.
•	An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.
DEDUCTIONS FROM ASSETS
•	Investment advisory fees and Fund operating expenses are also deducted from the assets of each Fund.

POLICY VALUE
•	Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
•	Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals) . See "Calculation of Policy Value" page 21. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account and/or the DCA Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover the Monthly Deductions due. See pages 20 and 29 through 31.
•	Can be transferred from the DCA Fixed Account to the Sub-Accounts and the Fixed Account subject to certain restrictions and between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 22 and 23 for rules and limits. Policy loans reduce the amount available for transfers.
•	Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

CASH BENEFITS
•	Loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0%. The portion of a loan equal to the amount, if any, by which the Surrender Value exceeds total Premium Payments made will be considered a preferred loan and will be charged an interest rate not to exceed 4.25%. See pages 25 and 26 for rules and limits.
•	The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.5% of a premium paid is assessed on surrenders during the first 9 Policy Years following each premium payment. See "Surrender Privilege" and "Surrender Charges (Contingent Deferred Sales Charge") pages 23 and 24 and 31 and 32.
•	An Owner may request a withdrawal of the Surrender Value subject to certain restrictions. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge up to 2.5% of a premium payment may be assessed on amounts withdrawn in excess of the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premiums paid. See pages 24 and 31 and 32.
•	A variety of settlement options are available. See pages 27 and 28.

DEATH BENEFITS
•	Available as lump sum or under a variety of settlement options.
•	For most Policies, the minimum Face Amount is $10,000.
•	Death Benefit is generally equal to the Face Amount. See pages 26 and 27.
•	Flexibility to increase the Face Amount. See page 27 for rules and limits.
•	Supplemental riders and endorsements may be available. See pages 41 and 42.

EXPENSE TABLE

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 13-15.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES
(after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%	0.00%	1.10%
Small Cap Value Fund	0.80%	0.00%	0.80%
Capital Growth Fund	0.80%	0.00%	0.80%
CORESM U.S. Equity Fund	0.80%	0.00%	0.80%
Growth and Income Fund	0.80%	0.00%	0.80%
Global Income Fund	1.10%	0.00%	1.10%
Van Kampen Life Investment Trust (6)
Emerging Growth Portfolio	0.67%	0.18%	0.85%
Enterprise Portfolio	0.48%	0.12%	0.60%
Comstock Portfolio	0.00%	0.95%	0.95%
Growth and Income Portfolio	0.43%	0.32%	0.75%
Strategic Stock Portfolio	0.24%	0.41%	0.65%
Asset Allocation Portfolio	0.33%	0.27%	0.60%
MFS® Variable Insurance TrustSM (2, 3)
New Discovery Series	0.90%	0.17%	1.07%
Emerging Growth Series	0.75%	0.09%	0.84%
Research Series	0.75%	0.11%	0.86%
Growth Series	0.75%	0.16%	0.91%
Growth With Income Series	0.75%	0.13%	0.88%
Utilities Series	0.75%	0.16%	0.91%
Total Return Series	0.75%	0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.66%	0.01%	0.67%
Global Securities Fund/VA	0.67%	0.02%	0.69%
Capital Appreciation Fund/VA	0.68%	0.02%	0.70%
Main Street Growth & Income Fund/VA	0.73%	0.05%	0.78%
High Income Fund/VA	0.74%	0.01%	0.75%
Strategic Bond Fund/VA	0.74%	0.04%	0.78%
Money Fund/VA	0.45%	0.03%	0.48%
Calvert Variable Series, Inc. (4)
Social Small Cap Growth Portfolio	1.00%	0.58%	1.58%
Social Balanced Portfolio	0.70%	0.19%	0.89%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund	1.00%	0.26%	1.26%
Worldwide Real Estate Fund (5)	1.00%	2.23%	3.23%
(1)
The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1999 were: CORESM U.S. Equity Fund 0.85%, Small Cap Value Fund 0.90%, International Equity Fund 1.33%, Growth and Income Fund 0.86%, Capital Growth Fund 0.85%, and Global Income Fund 1.29%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1999. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1999 were 2.49% reflecting "Other Expenses" of 1.59% and total expenses for the Growth Series were 1.46% reflecting "Other Expenses" of 0.71%.

(3)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.15% and in footnote (2) as 2.47%; the "Other Expenses" for the Emerging Growth Series would appear on the Expense Table as 0.08%; the "Other Expenses" for the Research Series would appear on the Expense Table as 0.10%; the "Other Expenses" for the Growth Series would appear on the Expense Table as 0.15% and in footnote (2) as 0.70%; the "Other Expenses" for the Growth with Income Series would appear on the Expense Table as 0.15%; the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.12%; and the "Other Expenses" for the Total Return Series would appear on the Expense Table as 0.14%.

(4)
The figures have been restated to reflect expenses expected to be incurred in 2000. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced, and 1.15% for Social Small Cap Growth.

(5)
Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

Beginning March 1, 1999 through February 29, 2000, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 1999 the Adviser assumed expenses in the amount of $40,036. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1999, the Adviser owned 18.6% of the outstanding shares of beneficial interest of the Fund.

(6)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 1999 to December 31, 1999 and will continue through the period of January 1, 2000 to December 31, 2000. There is no guarantee that the

  Advisor will continue the reimbursement beyond December 31, 2000. Absent these reimbursements, the advisory fees would have been 0.70% for the Emerging Growth Portfolio, 0.50% for the Enterprise Portfolio, 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 0.18% for the Emerging Growth Portfolio, 0.12% for the Enterprise Portfolio, 9.76% for the Comstock Portfolio, 0.32% for the Growth and Income Portfolio, 0.41% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1999 to December 31, 1999. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1999, Protective Life had total assets of approximately $12.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $13.0 billion at December 31, 1999.

Protective Variable Life Separate Account

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies and other variable life insurance policies issued by Protective Life). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

    Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; or Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust (the "Van Eck Funds") managed by Van Eck Associates Corporation. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

     International Equity Fund.  This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing under normal circumstances, substantially all, and at least 65% of its total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

    Small Cap Value Fund.  This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    Capital Growth Fund.  This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

    CORE U.S. Equity Fund.  This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

    Growth and Income Fund.  This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Global Income Fund.  This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and entering into foreign currency transactions.

Van Kampen Life Investment Trust

    Emerging Growth Portfolio.  This Fund seeks capital appreciation.

    Enterprise Portfolio.  This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

    Comstock Portfolio.  This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Growth and Income.  This Fund seeks income and long-term growth of capital and income.

    Strategic Stock Portfolio.  This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

    Asset Allocation Portfolio.  This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

     New Discovery Series.  This Fund seeks to provide capital appreciation.

    Emerging Growth Series.  This Fund seeks to provide long-term growth of capital.

    Research Series.  This Fund seeks to provide long-term growth of capital and future income.

    Growth Series.  This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

    Growth With Income Series.  This Fund seeks to provide reasonable current income and long-term growth of capital and income.

    Utilities Series.  This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

    Total Return Series.  This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

     Aggressive Growth Fund/VA.  This Fund seeks capital appreciation.

    Global Securities Fund/VA.  This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    Capital Appreciation Fund/VA.  This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    Main Street Growth & Income Fund/VA.  This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

    High Income Fund/VA.  This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    Money Fund/VA.  This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

    Strategic Bond Fund/VA.  This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Calvert Variable Series, Inc.

     Social Small Cap Growth Portfolio.  This Fund seeks to provide long-term capital appreciation by investing in the equity securities of companies that have small market capitalization.

    Social Balanced Portfolio.  This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

     Worldwide Hard Assets Fund.  This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

  •
  (i) precious metals,
  •
  (ii) natural resources,
  •
  (iii) real estate; and
  •
  (iv) commodities.

    Worldwide Real Estate Fund.  This Fund seeks a high return by investing in equity securities of companies that own real estate or that principally do business in real estate.

    There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

    More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If the participation agreement relating to the Fund terminates, the Variable Account would not be able to purchase additional shares of a Fund. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary, Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that the PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund.

Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s).

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s); the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account. determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. If an application for a Policy is rejected, any Initial Premium will be returned to the applicant. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy. Premium may be collected at the time of Policy delivery.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the Owner may not exceed $500,000 plus the amount of any Initial Premium paid (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

Cancellation Privilege

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

    (1)  10 days after you receive your Policy,

    (2)  45 days after you sign your application, or

    (3)  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

    (1) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

    (2) Fixed Account Value determined as of the date the returned Policy is received, and

    (3) Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

    Minimum Initial Premium.  The minimum Initial Premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

    Additional Premiums.  After the first Policy Anniversary, Protective Life will accept, subject to the limitations described below, additional premium payments. Protective Life reserves the right to apply all additional premium payments as repayments of Policy Debt, if any.

    Premium Limitations.  Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Unless otherwise determined by Protective Life, additional premium payments must be at least $10,000 and must be received at the Home Office. (See "Premium Allocations".) Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium paid that exceeds such limitations with interest to the extent required by the Code.

Premium Allocations

    Owners must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to Sub-Accounts, the Fixed Account and DCA Fixed Account must be 100% of any premium payments. Protective Life reserves the right to establish (1) a limitation on the number of Sub-Accounts to which premiums may be allocated and/or (2) a minimum allocation requirement for the Sub-Accounts, the Fixed Account and DCA Fixed Account.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your Initial Premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

    Additional premiums not requiring additional underwriting will be credited to the Policy and the premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount may be allocated to the Oppenheimer Money Fund Sub-Account or the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account attributable to the resulting premium will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

Policy Lapse and Reinstatement

    Lapse.  Unlike a conventional life insurance policy, whether a Policy lapses depends on whether its Surrender Value is sufficient to cover the Monthly Deductions (See "Monthly Deductions"). If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

    In the event of a Policy default, the Owner has a 61-day grace period to make a premium payment at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

    Reinstatement.  An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest at a rate not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

CALCULATION OF POLICY VALUES

Variable Account Value

    The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premium allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, or any withdrawals of Variable Account Value, any surrender charges or premium tax recovery charges and Monthly Deductions from Variable Account Value. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    Determination of Units.  For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    Determination of Unit Value.  The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    Net Investment Factor.  The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

      (1) is the result of:

        a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

      (2) is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

    The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

    General.  Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer amounts in a Sub-Account to other Sub-Accounts and/or the Fixed Account or subject to certain restrictions, amounts from the Fixed Account and the DCA Fixed Account to a SubAccount. Transfers (including telephone transfers — described below) are processed as of the end of the Valuation Period during which a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or the DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Live reserves the right to limit the maximum amount that may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee which will not exceed $25. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

    Telephone Transfers.  Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will confirm of all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    Reservation of Rights.  Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    Dollar-Cost Averaging.  If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other allocation option to any allocation option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring equal amounts of Policy Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    You may generally elect dollar cost averaging for periods of at least 12 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the

DCA Fixed Account, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account Value must be at least $5,000 at the time of the election. At least $100 must be transferred each month or each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the value in the source Fund is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Fixed Account.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fees. Protective Life reserves the right to discontinue offering or place restrictions on automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    Portfolio Rebalancing.  At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to or from the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on the Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days, written notice to the Owner.

Surrender Privilege

    At any time while the Policy is in force and while the Insured is still living, the Owner may surrender the Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A surrender charge and premium tax recovery charge may apply. See ("Surrender Charge and Premium Tax Recovery Charge".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. See ("Suspension or Delay of Payments" and "Payments from the Guaranteed Account".) A Policy terminates upon surrender and cannot be reinstated. A surrender will have tax consequences. (See "Tax Considerations".)

Withdrawal Privilege

    At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may request a withdrawal of Surrender Value of not less than $500 and subject to certain restrictions described below. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from the Policy Value as of the end of the Valuation Period during which the written request was received. A withdrawal will have tax consequences. (See "Tax Considerations.")

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not so specify, or if the amount in the designated account(s) is insufficient to carry out the request, the withdrawal will be made from each Sub-Account, the Fixed Account and the DCA Fixed Account based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".) The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

    Withdrawals.  At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of the Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective Life will withdraw the amount requested plus any applicable surrender charges and premium tax recovery charges from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

    Annual Withdrawal Amounts.  The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

        (a) an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

        (b) the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

    In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

    Decreasing the Face Amount.  In the event a withdrawal is requested, Protective Life will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life.

    The proportionate face amount decrease will be determined by the following formula:

F × (P - W)/P

Where:	F =	Current Face Amount
	P =	Policy Value
	W =	Withdrawal Amount (including any applicable charges)

Policy Loans

    General.  At any time while the Policy is in force and while the Insured is still living, an Owner may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".)

    Loan Collateral.  When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value of each of the Sub-Account(s) and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or DCA Fixed Account bears to the total unloaned Policy Value.

    Loan Repayment.  You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

    Interest.  Except in the case of a Preferred Loan, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. Protective Life will notify the Owner of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt. If the Surrender Value exceeds the total of all premiums paid, a Preferred Loan will be available. The amount of such Preferred Loan is the amount by which the Surrender Value exceeds total premiums paid. The

Preferred Loan portion of the outstanding Policy Debt will be charged interest at a rate not to exceed 4.25%. The portion of loan that qualifies as a Preferred Loan is determined as of the date a request for a loan is received at the Home Office and on each Policy Anniversary.

    The Loan Account is credited with interest at an effective annual rate of at least 4%. Thus, the maximum net cost of a loan is 2.0% per year for the non-preferred portion, and 0.25% for the preferred portion of the loan, if any (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

    Non-Payment of Policy Loan.  If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (i.e., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, the Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 31-day grace period to submit a sufficient payment to avoid a lapse (i.e., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.

    Effect of a Policy Loan.  A loan, whether or not repaid, has a permanent effect on the Death Benefit Proceeds and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

Death Benefit Proceeds

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

    Calculation of Death Benefit Proceeds.  The Death Benefit Proceeds are equal to the Death Benefit (as described below), plus any benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any past due Monthly Deductions if the Insured died during a grace period. Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit Proceeds are paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    Death Benefit.  The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

    Increasing the Face Amount.  On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount.

    For any increase in the Face Amount the additional premium must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. (See "Premium Payments Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. (See "Premium Payments Upon Increase in Face Amount".) All increases must be approved by Protective Life at the Home Office before they will become effective.

    The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in the Face Amount within the period. In such case, the amount refunded will be calculated in accordance with such provisions described above. (See "Cancellation Privilege".)

    Decreasing the Face Amount.  In the event a withdrawal is requested, Protective Life will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life.

Settlement Options

    The Policy offers a variety of ways of receiving proceeds payable under the Death Benefit and surrender provisions of a Policy, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    Option 1—Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2—Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3—Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    Option 4—Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Other Requirements.  Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect payment options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

    If Protective Life has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE GUARANTEED ACCOUNT

    The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account

    The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. Both are part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective Life. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

Interest Credited on Guaranteed Account

    Protective Life guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective Life at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. Because Protective Life anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

    The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective Life, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

    Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

Monthly Deductions

    As of the Policy Effective Date, Protective Life will deduct the first Monthly Deductions from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deductions consist of (1) cost of insurance charges ("cost of insurance charge"), (2) policy expense charge (the "policy expense charge"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental riders, as described below. Except for the mortality and expense risk charge, the Monthly Deductions are deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Values.

    Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The current charge may depend on a number of variables and therefore may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the monthly cost of insurance rate for the Insured by the Policy Value under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

    Cost of Insurance Rates.  The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increase in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Last Birthdate, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

    In states where the Accelerated Death Benefit is provided under an endorsement, an additional cost of insurance charge will apply.

    Legal Considerations Relating to Sex—Distinct Premium Payments and Benefits.  Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    Monthly Policy Expense Charge.  This charge generates revenues that cover all of Protective Life's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

    Supplemental Rider Charges.  Protective Life deducts a monthly charge for any riders as part of the Monthly Deductions. (See "Supplemental Riders and Endorsements".)

    Mortality and Expense Risk Charge.  This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted in all Policy Years is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. The Company reserves the right to charge less than the maximum charge. Accordingly, during Policy Years 1 through 10, the monthly Mortality and Expense Risk Charge is .075% and in Policy Years 11 and thereafter, the monthly mortality and expense risk charge is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Annual Maintenance Fee

    Protective Life deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Guaranteed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Guaranteed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

    A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

    The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

        (1) the amount by which (a) the aggregate deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

        (2) the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.

Policy Year Following Premium Payment		Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment		Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1		9%	1		2.50%
2		8%	2		2.25%
3		7%	3		2.00%
4		6%	4		1.75%
5		5%	5		1.50%
6		4%	6		1.25%
7		3%	7		1.00%
8		2%	8.75%
9		1%	9.50%
10	+	0%	10	+	0

    After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

    The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective Life on each premium. Protective Life also deducts a monthly charge to cover some of these expenses.

    Protective Life reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for each of the Funds.

Exchange Privilege

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions
Federal Tax Charge	None	Deducted as part of Monthly Deductions
Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions
Withdrawal Charges	$25	None
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance currently equal to the lesser of (x) .054% multiplied by the Policy Value in Policy Years 1 through 10 and .046% multiplied by the Policy Value in Policy Year 11 and thereafter or (y) the maximum monthly cost of insurance charges guaranteed in the Policy, (2) policy expense charges (sales and administrative expenses) equal to .058% multiplied by the Policy Value, which is the equivalent of an annual rate of .70%, (3) mortality and expense charges equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount and (4) any charges for supplemental riders.
Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.
Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%.

Effect of the Exchange Offer

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences.

    If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    Sales Commissions.  Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a single premium were paid with the application and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Initial Premium accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Initial Premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account or the DCA Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.93% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11 and thereafter is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.83%, 4.17% and 10.17%, respectively and for Policy Years 11 and thereafter of -1.43%, 4.57% and 10.37% respectively.

    The illustrations also reflect the deduction of the monthly policy expense charge, annual maintenance fee and the monthly cost of insurance charge for the hypothetical Insured. The surrender charge and premium tax recovery charge are reflected in the column "Cash Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for non-smokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 50  Non-Smoker

$100,000 FACE AMOUNT
Initial Premium 29,023.68
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premiums Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	28,115	24,777	100,000	29,817	26,480	100,000	31,520	28,182	100,000
52	2	31,999	27,200	24,225	100,000	30,598	27,623	100,000	34,197	31,222	100,000
53	3	33,599	26,313	23,701	100,000	31,401	28,788	100,000	37,104	34,492	100,000
54	4	35,278	25,454	23,205	100,000	32,225	29,975	100,000	40,261	38,012	100,000
55	5	37,042	24,622	22,736	100,000	33,072	31,185	100,000	43,690	41,803	100,000
56	6	38,895	23,817	22,293	100,000	33,942	32,418	100,000	47,413	45,890	100,000
57	7	40,839	23,036	21,875	100,000	34,835	33,674	100,000	51,492	50,331	100,000
58	8	42,881	22,280	21,482	100,000	35,754	34,955	100,000	55,922	55,124	100,000
59	9	45,025	21,547	21,112	100,000	36,697	36,262	100,000	60,733	60,298	100,000
60	10	47,277	20,838	20,838	100,000	37,666	37,666	100,000	65,960	65,960	100,000
61	11	49,640	20,250	20,250	100,000	38,853	38,853	100,000	71,991	71,991	100,000
62	12	52,122	19,678	19,678	100,000	40,078	40,078	100,000	78,624	78,624	100,000
63	13	54,728	19,121	19,121	100,000	41,343	41,343	100,000	85,921	85,921	106,542
64	14	57,465	18,579	18,579	100,000	42,650	42,650	100,000	93,885	93,885	114,540
65	15	60,338	18,052	18,052	100,000	43,998	43,998	100,000	102,581	102,581	123,097
66	16	63,355	17,538	17,538	100,000	45,390	45,390	100,000	112,077	112,077	133,372
67	17	66,523	17,038	17,038	100,000	46,828	46,828	100,000	122,424	122,424	144,461
68	18	69,849	16,551	16,551	100,000	48,312	48,312	100,000	133,699	133,699	156,427
69	19	73,341	16,077	16,077	100,000	49,844	49,844	100,000	145,982	145,982	169,339
70	20	77,008	15,616	15,616	100,000	51,461	51,461	100,000	159,364	159,364	183,268
71	21	80,859	15,167	15,167	100,000	53,130	53,130	100,000	173,931	173,931	196,542
72	22	84,902	14,729	14,729	100,000	54,854	54,854	100,000	189,871	189,871	210,757
73	23	89,147	14,304	14,304	100,000	56,633	56,633	100,000	207,343	207,343	226,004
74	24	93,604	13,890	13,890	100,000	58,470	58,470	100,000	226,522	226,522	242,378
75	25	98,284	13,486	13,486	100,000	60,367	60,367	100,000	247,624	247,624	260,005
76	26	103,199	13,094	13,094	100,000	62,325	62,325	100,000	270,912	270,912	284,458
77	27	108,359	12,711	12,711	100,000	64,347	64,347	100,000	296,295	296,295	311,109
78	28	113,777	12,339	12,339	100,000	66,434	66,434	100,000	323,946	323,946	340,143
79	29	119,465	11,977	11,977	100,000	68,589	68,589	100,000	354,052	354,052	371,755
80	30	125,439	11,624	11,624	100,000	70,814	70,814	100,000	386,808	386,808	406,149
81	31	131,711	11,281	11,281	100,000	73,112	73,112	100,000	422,416	422,416	443,536
82	32	138,296	10,947	10,947	100,000	75,483	75,483	100,000	461,081	461,081	484,135
83	33	145,211	10,622	10,622	100,000	77,932	77,932	100,000	503,222	503,222	528,383
84	34	152,471	10,305	10,305	100,000	80,460	80,460	100,000	549,215	549,215	576,676
85	35	160,095	9,997	9,997	100,000	83,070	83,070	100,000	599,411	599,411	629,381
86	36	168,100	9,697	9,697	100,000	85,765	85,765	100,000	654,195	654,195	686,904
87	37	176,505	9,404	9,404	100,000	88,547	88,547	100,000	713,986	713,986	749,685
88	38	185,330	9,120	9,120	100,000	91,419	91,419	100,000	779,241	779,241	818,203
89	39	194,597	8,843	8,843	100,000	94,385	94,385	100,000	850,461	850,461	892,984
90	40	204,326	8,574	8,574	100,000	97,446	97,446	102,319	928,189	928,189	974,599
91	41	214,543	8,311	8,311	100,000	100,607	100,607	104,632	1,013,022	1,013,022	1,053,543
92	42	225,270	8,056	8,056	100,000	103,871	103,871	106,987	1,105,609	1,105,609	1,138,777
93	43	236,533	7,807	7,807	100,000	107,241	107,241	109,385	1,206,657	1,206,657	1,230,790
94	44	248,360	7,565	7,565	100,000	110,719	110,719	111,827	1,316,941	1,316,941	1,330,110
95	45	260,778	7,329	7,329	100,000	114,580	114,580	114,580	1,440,690	1,440,690	1,440,690
96	46	273,817	7,100	7,100	100,000	118,953	118,953	118,953	1,581,078	1,581,078	1,581,078
97	47	287,508	6,877	6,877	100,000	123,492	123,492	123,492	1,735,145	1,735,145	1,735,145
98	48	301,883	6,659	6,659	100,000	128,205	128,205	128,205	1,904,226	1,904,226	1,904,226
99	49	316,977	6,448	6,448	100,000	133,097	133,097	133,097	2,089,783	2,089,783	2,089,783
100	50	332,826	6,242	6,242	100,000	138,176	138,176	138,176	2,293,421	2,293,421	2,293,421

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)
Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 50  Non-Smoker

$100,000 FACE AMOUNT
Initial Premium 29,023.68
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premiums Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	27,937	24,599	100,000	29,643	26,306	100,000	31,350	28,012	100,000
52	2	31,999	26,804	23,829	100,000	30,219	27,244	100,000	33,838	30,863	100,000
53	3	33,599	25,654	23,041	100,000	30,780	28,168	100,000	36,536	33,924	100,000
54	4	35,278	24,479	22,230	100,000	31,320	29,070	100,000	39,463	37,214	100,000
55	5	37,042	23,275	21,388	100,000	31,834	29,947	100,000	42,641	40,755	100,000
56	6	38,895	22,033	20,509	100,000	32,316	30,792	100,000	46,097	44,573	100,000
57	7	40,839	20,747	19,586	100,000	32,760	31,599	100,000	49,859	48,698	100,000
58	8	42,881	19,411	18,613	100,000	33,163	32,365	100,000	53,999	53,201	100,000
59	9	45,025	18,016	17,580	100,000	33,517	33,082	100,000	58,524	58,088	100,000
60	10	47,277	16,550	16,550	100,000	33,812	33,812	100,000	63,478	63,478	100,000
61	11	49,640	14,999	14,999	100,000	34,036	34,036	100,000	68,916	68,916	100,000
62	12	52,122	13,350	13,350	100,000	34,178	34,178	100,000	74,898	74,898	100,000
63	13	54,728	11,580	11,580	100,000	34,220	34,220	100,000	81,491	81,491	101,049
64	14	57,465	9,667	9,667	100,000	34,143	34,143	100,000	88,693	88,693	108,206
65	15	60,338	7,585	7,585	100,000	33,926	33,926	100,000	96,524	96,524	115,828
66	16	63,355	5,310	5,310	100,000	33,549	33,549	100,000	105,042	105,042	125,000
67	17	66,523	2,815	2,815	100,000	32,987	32,987	100,000	114,285	114,285	134,857
68	18	69,849	72	72	100,000	32,215	32,215	100,000	124,316	124,316	145,450
69	19	73,341	*	*	*	31,200	31,200	100,000	135,200	135,200	156,832
70	20	77,008	*	*	*	29,899	29,899	100,000	147,009	147,009	169,061
71	21	80,859	*	*	*	28,233	28,233	100,000	159,812	159,812	180,588
72	22	84,902	*	*	*	26,146	26,146	100,000	173,768	173,768	192,882
73	23	89,147	*	*	*	23,566	23,566	100,000	189,007	189,007	206,018
74	24	93,604	*	*	*	20,356	20,356	100,000	205,672	205,672	220,069
75	25	98,284	*	*	*	16,380	16,380	100,000	223,942	223,942	235,139
76	26	103,199	*	*	*	11,486	11,486	100,000	244,033	244,033	256,235
77	27	108,359	*	*	*	5,484	5,484	100,000	265,841	265,841	279,133
78	28	113,777	*	*	*	*	*	*	289,500	289,500	303,975
79	29	119,465	*	*	*	*	*	*	315,153	315,153	330,911
80	30	125,439	*	*	*	*	*	*	342,947	342,947	360,094
81	31	131,711	*	*	*	*	*	*	373,034	373,034	391,686
82	32	138,296	*	*	*	*	*	*	405,568	405,568	425,846
83	33	145,211	*	*	*	*	*	*	440,702	440,702	462,737
84	34	152,471	*	*	*	*	*	*	478,594	478,594	502,524
85	35	160,095	*	*	*	*	*	*	519,408	519,408	545,378
86	36	168,100	*	*	*	*	*	*	563,320	563,320	591,486
87	37	176,505	*	*	*	*	*	*	610,514	610,514	641,040
88	38	185,330	*	*	*	*	*	*	661,186	661,186	694,246
89	39	194,597	*	*	*	*	*	*	715,541	715,541	751,318
90	40	204,326	*	*	*	*	*	*	773,782	773,782	812,471
91	41	214,543	*	*	*	*	*	*	836,106	836,106	869,550
92	42	225,270	*	*	*	*	*	*	904,935	904,935	932,083
93	43	236,533	*	*	*	*	*	*	981,319	981,319	1,000,945
94	44	248,360	*	*	*	*	*	*	1,066,520	1,066,520	1,077,185
95	45	260,778	*	*	*	*	*	*	1,162,121	1,162,121	1,162,121
96	46	273,817	*	*	*	*	*	*	1,270,317	1,270,317	1,270,317
97	47	287,508	*	*	*	*	*	*	1,388,586	1,388,586	1,388,586
98	48	301,883	*	*	*	*	*	*	1,517,867	1,517,867	1,517,867
99	49	316,977	*	*	*	*	*	*	1,659,184	1,659,184	1,659,184
100	50	332,826	*	*	*	*	*	*	1,813,658	1,813,658	1,813,658

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)
Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 50  Non-Smoker

$100,000 FACE AMOUNT
Initial Premium 24,906.13
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premiums Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	24,126	21,262	100,000	25,587	22,723	100,000	27,048	24,184	100,000
52	2	27,459	23,336	20,783	100,000	26,252	23,699	100,000	29,340	26,787	100,000
53	3	28,832	22,570	20,329	100,000	26,936	24,694	100,000	31,830	29,588	100,000
54	4	30,274	21,829	19,898	100,000	27,638	25,708	100,000	34,533	32,603	100,000
55	5	31,787	21,110	19,491	100,000	28,359	26,740	100,000	37,469	35,850	100,000
56	6	33,377	20,414	19,107	100,000	29,100	27,792	100,000	40,657	39,350	100,000
57	7	35,045	19,740	18,744	100,000	29,861	28,865	100,000	44,120	43,124	100,000
58	8	36,798	19,087	18,402	100,000	30,643	29,958	100,000	47,881	47,196	100,000
59	9	38,638	18,455	18,081	100,000	31,447	31,073	100,000	52,000	51,627	100,000
60	10	40,569	17,842	17,842	100,000	32,272	32,272	100,000	56,474	56,474	100,000
61	11	42,598	17,334	17,334	100,000	33,284	33,284	100,000	61,636	61,636	100,000
62	12	44,728	16,839	16,839	100,000	34,329	34,329	100,000	67,289	67,289	100,000
63	13	46,964	16,358	16,358	100,000	35,408	35,408	100,000	73,518	73,518	100,000
64	14	49,312	15,889	15,889	100,000	36,521	36,521	100,000	80,399	80,399	100,000
65	15	51,778	15,433	15,433	100,000	37,671	37,671	100,000	87,980	87,980	105,577
66	16	54,367	14,988	14,988	100,000	38,858	38,858	100,000	96,279	96,279	114,572
67	17	57,085	14,556	14,556	100,000	40,084	40,084	100,000	105,347	105,347	124,309
68	18	59,940	14,135	14,135	100,000	41,349	41,349	100,000	115,257	115,257	134,850
69	19	62,937	13,725	13,725	100,000	42,655	42,655	100,000	126,088	126,088	146,262
70	20	66,083	13,326	13,326	100,000	44,004	44,004	100,000	137,926	137,926	158,615
71	21	69,388	12,938	12,938	100,000	45,396	45,396	100,000	150,862	150,862	170,474
72	22	72,857	12,560	12,560	100,000	46,834	46,834	100,000	165,033	165,033	183,187
73	23	76,500	12,191	12,191	100,000	48,318	48,318	100,000	180,566	180,566	196,817
74	24	80,325	11,833	11,833	100,000	49,851	49,851	100,000	197,607	197,607	211,440
75	25	84,341	11,484	11,484	100,000	51,468	51,468	100,000	216,330	216,330	227,147
76	26	88,558	11,145	11,145	100,000	53,137	53,137	100,000	236,940	236,940	248,787
77	27	92,986	10,814	10,814	100,000	54,861	54,861	100,000	259,449	259,449	272,422
78	28	97,635	10,492	10,492	100,000	56,641	56,641	100,000	284,023	284,023	298,224
79	29	102,517	10,179	10,179	100,000	58,478	58,478	100,000	310,835	310,835	326,376
80	30	107,643	9,874	9,874	100,000	60,375	60,375	100,000	340,070	340,070	357,074
81	31	113,025	9,577	9,577	100,000	62,333	62,333	100,000	371,922	371,922	390,518
82	32	118,676	9,288	9,288	100,000	64,356	64,356	100,000	406,588	406,588	426,918
83	33	124,610	9,007	9,007	100,000	66,443	66,443	100,000	444,274	444,274	466,487
84	34	130,841	8,733	8,733	100,000	68,599	68,599	100,000	485,190	485,190	509,449
85	35	137,383	8,467	8,467	100,000	70,824	70,824	100,000	529,558	529,558	556,036
86	36	144,252	8,207	8,207	100,000	73,121	73,121	100,000	577,957	577,957	606,855
87	37	151,464	7,954	7,954	100,000	75,493	75,493	100,000	630,780	630,780	662,319
88	38	159,038	7,708	7,708	100,000	77,942	77,942	100,000	688,431	688,431	722,853
89	39	166,989	7,469	7,469	100,000	80,471	80,471	100,000	751,351	751,351	788,919
90	40	175,339	7,236	7,236	100,000	83,081	83,081	100,000	820,021	820,021	861,023
91	41	184,106	7,009	7,009	100,000	85,776	85,776	100,000	894,968	894,968	930,767
92	42	193,311	6,788	6,788	100,000	88,558	88,558	100,000	976,765	976,765	1,006,068
93	43	202,977	6,573	6,573	100,000	91,431	91,431	100,000	1,066,037	1,066,037	1,087,358
94	44	213,125	6,364	6,364	100,000	94,397	94,397	100,000	1,163,647	1,163,647	1,175,283
95	45	223,782	6,160	6,160	100,000	97,459	97,459	100,000	1,273,187	1,273,187	1,273,187
96	46	234,971	5,962	5,962	100,000	100,905	100,905	100,905	1,397,252	1,397,252	1,397,252
97	47	246,719	5,769	5,769	100,000	104,756	104,756	104,756	1,533,407	1,533,407	1,533,407
98	48	259,055	5,581	5,581	100,000	108,754	108,754	108,754	1,682,829	1,682,829	1,682,829
99	49	272,008	5,398	5,398	100,000	112,904	112,904	112,904	1,846,812	1,846,812	1,846,812
100	50	285,609	5,219	5,219	100,000	117,212	117,212	117,212	2,026,774	2,026,774	2,026,774

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)
Assumes that no riders are in effect.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 50  Non-Smoker

$100,000 FACE AMOUNT
Initial Premium 24,906.13
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premiums Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	23,961	21,096	100,000	25,424	22,560	100,000	26,887	24,023	100,000
52	2	27,459	22,975	20,422	100,000	25,902	23,349	100,000	29,003	26,450	100,000
53	3	28,832	21,981	19,739	100,000	26,370	24,129	100,000	31,298	29,057	100,000
54	4	30,274	20,974	19,044	100,000	26,825	24,895	100,000	33,790	31,860	100,000
55	5	31,787	19,953	18,334	100,000	27,267	25,648	100,000	36,500	34,881	100,000
56	6	33,377	18,916	17,608	100,000	27,692	26,384	100,000	39,450	38,142	100,000
57	7	35,045	17,860	16,864	100,000	28,100	27,104	100,000	42,666	41,670	100,000
58	8	36,798	16,788	16,103	100,000	28,493	27,808	100,000	46,180	45,495	100,000
59	9	38,638	15,697	15,323	100,000	28,869	28,495	100,000	50,059	49,685	100,000
60	10	40,569	14,582	14,582	100,000	29,224	29,224	100,000	54,306	54,306	100,000
61	11	42,598	13,436	13,436	100,000	29,551	29,551	100,000	58,960	58,960	100,000
62	12	44,728	12,244	12,244	100,000	29,838	29,838	100,000	64,062	64,062	100,000
63	13	46,964	10,990	10,990	100,000	30,073	30,073	100,000	69,661	69,661	100,000
64	14	49,312	9,655	9,655	100,000	30,238	30,238	100,000	75,813	75,813	100,000
65	15	51,778	8,223	8,223	100,000	30,320	30,320	100,000	82,588	82,588	100,000
66	16	54,367	6,683	6,683	100,000	30,308	30,308	100,000	90,019	90,019	107,123
67	17	57,085	5,027	5,027	100,000	30,194	30,194	100,000	98,108	98,108	115,767
68	18	59,940	3,249	3,249	100,000	29,970	29,970	100,000	106,912	106,912	125,087
69	19	62,937	1,340	1,340	100,000	29,627	29,627	100,000	116,496	116,496	135,136
70	20	66,083	*	*	*	29,144	29,144	100,000	126,929	126,929	145,969
71	21	69,388	*	*	*	28,491	28,491	100,000	138,284	138,284	156,261
72	22	72,857	*	*	*	27,624	27,624	100,000	150,675	150,675	167,249
73	23	76,500	*	*	*	26,485	26,485	100,000	164,204	164,204	178,983
74	24	80,325	*	*	*	25,005	25,005	100,000	178,990	178,990	191,519
75	25	84,341	*	*	*	23,108	23,108	100,000	195,173	195,173	204,932
76	26	88,558	*	*	*	20,712	20,712	100,000	212,922	212,922	223,568
77	27	92,986	*	*	*	17,724	17,724	100,000	232,227	232,227	243,838
78	28	97,635	*	*	*	14,034	14,034	100,000	253,215	253,215	265,876
79	29	102,517	*	*	*	9,502	9,502	100,000	276,022	276,022	289,824
80	30	107,643	*	*	*	3,933	3,933	100,000	300,789	300,789	315,828
81	31	113,025	*	*	*	*	*	*	327,659	327,659	344,042
82	32	118,676	*	*	*	*	*	*	356,782	356,782	374,621
83	33	124,610	*	*	*	*	*	*	388,308	388,308	407,723
84	34	130,841	*	*	*	*	*	*	422,391	422,391	443,510
85	35	137,383	*	*	*	*	*	*	459,191	459,191	482,151
86	36	144,252	*	*	*	*	*	*	498,875	498,875	523,819
87	37	151,464	*	*	*	*	*	*	541,613	541,613	568,694
88	38	159,038	*	*	*	*	*	*	587,579	587,579	616,958
89	39	166,989	*	*	*	*	*	*	636,946	636,946	668,793
90	40	175,339	*	*	*	*	*	*	689,884	689,884	724,378
91	41	184,106	*	*	*	*	*	*	746,551	746,551	776,413
92	42	193,311	*	*	*	*	*	*	808,872	808,872	833,138
93	43	202,977	*	*	*	*	*	*	877,759	877,759	895,314
94	44	213,125	*	*	*	*	*	*	954,336	954,336	963,879
95	45	223,782	*	*	*	*	*	*	1,040,040	1,040,040	1,040,040
96	46	234,971	*	*	*	*	*	*	1,136,870	1,136,870	1,136,870
97	47	246,719	*	*	*	*	*	*	1,242,715	1,242,715	1,242,715
98	48	259,055	*	*	*	*	*	*	1,358,415	1,358,415	1,358,415
99	49	272,008	*	*	*	*	*	*	1,484,887	1,484,887	1,484,887
100	50	285,609	*	*	*	*	*	*	1,623,133	1,623,133	1,623,133

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)
Assumes that no riders are in effect.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

    Incontestability.  Protective Life will not contest the Policy, or any supplemental rider or reinstated benefit, after the Policy or rider or reinstated benefit has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider or the date Protective Life approves the reinstatement application, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    Suicide Exclusion.  If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

    Misstatement of Age or Sex.  If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided at the Policy Effective Date, at the correct age and sex.

    Other Changes.  At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

    Protective Life will ordinarily pay any Death Benefit Proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Accounts".

Reports to Policy Owners

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy, other than causes of action arising under Federal Securities laws, will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

  Supplemental Riders

    The following supplemental riders are available and may be added to your Policy provided that they are authorized for use in your state. Monthly charges for these riders will be deducted from your Policy Value as part of the Monthly Deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    Comprehensive Long-Term Care Accelerated Death Benefit Rider.  Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective Life's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

    The ADBR permits the Owner to receive, at his or her request and upon approval by Protective Life in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

  1.
  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

  2.
  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

    Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

    The monthly charge for this rider is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

      Tax Consequences of the ADBR.  Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations—Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

      Amount of the Accelerated Death Benefit.  The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

      Conditions for Receipt of the Accelerated Death Benefit.  In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective Life at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective Life, that the Insured is chronically ill and is receiving community care or nursing home care.

    Protective Life may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective Life will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

      Operation of the ADBR.  A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

      Effect on Existing Policy.  The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

    Endorsements.  The Company may also issue as part of the Policy an endorsement for which there are no charges. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

    Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy Loans and interest paid on Policy Loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy Loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences or federal estate and gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT —FEDERAL, STATE OR LOCAL—OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs.

Taxation of Life Insurance Policies

  Tax Status of the Policy

    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other earnings credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    Diversification Requirements.  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment.  In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among Funds more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

  Tax Treatment of Life Insurance Death Benefit Proceeds

    In general, the amount of the Death Benefit Proceeds payable under a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds is not received in a lump sum and is, instead, applied under either Settlement Options 1, 2, or 4, payments generally will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

  Tax Deferral During Accumulation Period

    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the sum of premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Which Are MECs

    Characterization of a Policy as a MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

    This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances would include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

    Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any loan (and any interest thereon) will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, although it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

    Penalty Tax. Generally, proceeds of a surrender (or a withdrawal, including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

    Tax Treatment of Withdrawals Generally. If the Policy is not a MEC, the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the withdrawal exceeds the investment in the contract immediately before the withdrawal.

    Certain Distributions Required by the Tax Law in the First 15 Policy Years. As stated above, section 7702 of the Internal Revenue Code places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

    Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under such a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses (or is surrendered) when a loan is outstanding, the amount of the loan outstanding will be treated as surrender proceeds for purposes of determining whether any amounts are includible in the owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed $175 per day, indexed for inflation (or the equivalent amount in the case of payments on another periodic basis), such excess will be includible in income. Protective Life treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

    The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

Actions to Ensure Compliance with the Tax Law

    Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

    Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

Disallowance of Interest Deductions

    The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 7.35% first year premium payment and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

Corporate Purchasers

    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement, or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Life Directors and Executive Officers

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.

Name	Age	Position with Protective Life
Drayton Nabers, Jr.	59	Chairman of the Board and Director
John D. Johns	48	President and Director
R. Stephen Briggs	50	Executive Vice President and Director
Jim E. Massengale	58	Executive Vice President, Acquisitions and Director
A.S. Williams III	63	Executive Vice President, Investments, Treasurer and Director
Danny L. Bentley	42	Senior Vice President, Dental and Consumer Benefits and Director
Richard J. Bielen	39	Senior Vice President, Investments and Director
Thomas Davis Keyes	47	Director
Carolyn King	49	Senior Vice President, Investment Products and Director
Deborah J. Long	46	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	46	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	46	Senior Vice President and Chief Actuary and Director
Judy Wilson	42	Senior Vice President, Stable Value Products
Jerry W. DeFoor	47	Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President and Chief Operating Officer of PLC since August 1996 and President of Protective Life since August 1996. He was Executive Vice President and Chief Financial Officer of PLC

and of Protective Life from October 1993 to August 1996. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

    Mr. Briggs has been Executive Vice President of PLC and Protective Life since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of PLC and Protective Life. Mr. Williams has been employed by Protective since 1964.

    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.

    Mr. Bielen has been Senior Vice President, Investments of PLC and Protective Life since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective.

    Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries since 1982.

    Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995.

    Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long was Senior Vice President and General Counsel of PLC from February 1994 to November 1996 and of Protective Life from February 1994 to September 1996.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

    Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Year 2000 Computer Compliance Issues

    As of February 29, 2000, Protective Life has had no Year 2000 issues which have impaired its operations. Although Protective believes it has made all of the modifications necessary for its systems to process transactions dated beyond 1999, it is possible that Year 2000 issues involving Protective Life or its service providers may emerge during 2000. Therefore, there can be no assurances that the Year 2000 issue will not otherwise adversely affect Protective.

    Should some of Protective Life's systems become unavailable due to Year 2000 problems, in a reasonably likely worst case scenario, Protective could experience delays in its ability to perform certain functions, but we do not expect an inability to perform critical functions or to otherwise conduct business. However, other worst case scenarios could have an adverse effect on Protective and its operations.

Independent Accountants

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years ended in the period December 31, 1999 included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999 and the related financial statement schedules included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Experts

    Actuarial matters included in this Prospectus have been examined by Stephen Peeples F.S.A., M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years ended in the period December 31, 1999 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

   All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets as listed in the accompanying index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
March 22, 2000
Birmingham, Alabama

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$304	$1,922	$1,442	$308	$769	$1,502	$2,627	$4	$29
Receivable from Protective Life Insurance Company	0	17	23	4	13	20	31	0	0

Total assets	304	1,939	1,465	312	782	1,522	2,658	4	29

Liabilities
Payable to Protective Life Insurance Company	1	0	0	0	0	0	0	0	0

Net assets	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$699	$1,414	$477	$133	$598	$1,012	$359	$140	$13,739
Receivable from Protective Life Insurance Company	0	1	15	0	0	0	0	2	126

Total assets	699	1,415	492	133	598	1,012	359	142	13,865

Liabilities
Payable to Protective Life Insurance Company	3	0	0	1	0	1	0	0	6

Net assets	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$4	$(79)	$180	$14	$(123)	$170	$471	$0	$2

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations	$106	$169	$35	$7	$66	$136	$28	$1	$1,187

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$1	$7	$9	$9	$2	$3	$4	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	0	0	0	0	0	0
Capital gain distribution	0	132	30	1	62	33	39	0	0

Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) on investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net realized and unrealized gain (loss) on investments	0	114	(1)	(3)	100	54	93	0	0

Net increase (decrease) in net assets resulting from operations	$1	$121	$8	$6	$102	$57	$97	$0	$0

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0	$1	$36

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	0	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0	0	297

Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) on investments during the period	(1)	1	0	0	0	0	0	0	59

Net realized and unrealized gain (loss) on investments	(2)	1	0	0	0	0	0	0	356

Net increase (decrease) in net assets resulting from operations	$(2)	$1	$0	$0	$0	$0	$0	$1	$392

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase in net assets	977	1,913	458	343	2,865	4,060	35

Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase in net assets	92	2,804	2,359	1,441	474	205	177

Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase in net assets	1,586	2,265	1,553	2,093	454	364	64

Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase in net assets resulting from variable life policy transactions	10	1	19,682

Net increase in net assets	11	1	26,594

Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$4	$24	$1	$6	$4	$8	$10	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	4	(79)	180	14	(123)	170	471	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Mortality and expense risk charges	(1)	(14)	(9)	(1)	(6)	(7)	(12)	0	0
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase in net assets resulting from variable life policy transactions	248	1,014	736	186	336	933	1,551	4	27

Net increase in net assets	252	935	916	200	213	1,103	2,022	4	29

Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$1	$0	$0	$1	$2	$0	$0	$62
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	106	169	35	7	66	136	28	1	1,187

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Mortality and expense risk charges	(3)	(6)	(1)	(1)	(3)	(4)	(1)	0	(69)
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase in net assets resulting from variable life policy transactions	531	1,125	450	122	476	800	320	130	8,989

Net increase in net assets	637	1,294	485	129	542	936	348	131	10,176

Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$1	$7	$9	$9	$2	$3	$4	$0	$0
Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) of investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net increase (decrease) in net assets resulting from operations	1	121	8	6	102	57	97	0	0

From variable life policy transactions
Contract owners' net payments	35	321	216	31	188	137	216	0	0
Mortality and expense risk charges	0	(5)	(3)	(1)	(3)	(2)	(3)	0	0
Cost of insurance and administrative charges	(1)	(113)	(76)	(10)	(77)	(47)	(79)	0	0
Surrenders	0	(7)	(2)	0	(6)	(5)	(2)	0	0
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	(19)	(18)	0	0	0
Transfers from other portfolios	2	537	284	65	255	221	302	0	0

Net increase in net assets resulting from variable life policy transactions	36	733	419	85	338	286	434	0	0

Net increase in net assets	37	854	427	91	440	343	531	0	0

Net assets, beginning of year	14	150	122	21	129	76	105	0	0

Net assets, end of year	$51	$1,004	$549	$112	$569	$419	$636	$0	$0

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0	$1	$36
Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) of investments during the period	(1)	1	0	0	0	0	0	0	59

Net increase (decrease) in net assets resulting from operations	(2)	1	0	0	0	0	0	1	392

From variable life policy transactions
Contract owners' net payments	18	32	0	1	17	22	2	1	1,237
Mortality and expense risk charges	0	(1)	0	0	0	0	0	0	(18)
Cost of insurance and administrative charges	(4)	(6)	0	0	(4)	(4)	(1)	(1)	(423)
Surrenders	(4)	(1)	0	0	(4)	0	0	0	(31)
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(16)	(17)	0	0	0	0	0	0	(70)
Transfers from other portfolios	67	113	7	2	47	57	10	10	1,979

Net increase in net assets resulting from variable life policy transactions	61	120	7	3	56	75	11	10	2,674

Net increase in net assets	59	121	7	3	56	75	11	11	3,066

Net assets, beginning of year	0	0	0	0	0	0	0	0	617

Net assets, end of year	$59	$121	$7	$3	$56	$75	$11	$11	$3,683

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998, and 1997

(In Thousands)

1.  Organization

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998 and 1997, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. The Separate Account invests contract owners' funds in exchange for shares in the independent funds. The and then holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added May 1, 1999, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value for the years ended December 31, 1999 and 1998 was $4.6 million and $0.7 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.  Significant Accounting Policies

    Investment Valuation:  Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    Realized Gains and Losses:  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    Dividend Income and Capital Gain Distributions:  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    Federal Income Taxes:  The result of operations of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  Investments

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC Core US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth with Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

	1998
	Shares	Cost	Market Value
PIC Money Market	303,636	$304	$304
PIC Growth and Income	136,591	2,179	1,922
PIC International Equity	100,826	1,360	1,442
PIC Global Income	28,951	313	308
PIC Small Cap Value	88,832	952	769
PIC Core US Equity	67,806	1,329	1,502
PIC Capital Growth	125,926	2,152	2,627
Calvert Social Small Cap Growth	322	3	4
Calvert Social Balanced	13,587	29	29
MFS Emerging Growth	32,534	585	699
MFS Research	74,245	1,250	1,414
MFS Growth With Income	23,690	441	477
MFS Total Return	7,338	126	133
Oppenheimer Aggressive Growth	13,335	537	598
Oppenheimer Growth	27,601	899	1,012
Oppenheimer Growth and Income	17,530	332	359
Oppenheimer Strategic Bond	27,409	139	140

	1,090,159	$12,930	$13,739

    During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	59,899	3,193	0	0

Total shares acquired	15,443	41,945	71,495	3,059,456	117,204	11,509	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(979,050)	(20,309)	(685)	(8)

Net increase in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

    During the year ended December 31, 1998, transactions in shares were as follows (in thousands, except share data):

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	390,313	86,003	60,450	21,423	42,559	49,631	89,176	326	13,318
Shares received from reinvestment of dividends	4,328	11,648	4,758	1,268	11,171	1,000	2,619	4	988

Total shares acquired	394,641	97,651	65,208	22,691	53,730	50,631	91,795	330	14,306
Shares redeemed	(141,893)	(24,351)	(7,919)	(4,855)	(12,859)	(5,556)	(5,774)	(14)	(762)

Net increase in shares owned	252,748	73,300	57,289	17,836	40,871	45,075	86,021	316	13,544
Shares owned, beginning of period	50,888	63,291	43,537	11,115	47,961	22,731	39,905	6	43

Shares owned, end of period	303,636	136,591	100,826	28,951	88,832	67,806	125,926	322	13,587

Cost of shares acquired	$395	$1,532	$897	$246	$553	$1,045	$1,689	$3	$31

Cost of shares redeemed	$(142)	$(369)	$(108)	$(51)	$(137)	$(114)	$(110)	$0	$(2)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	34,078	73,609	23,570	7,302	12,591	25,217	17,480	26,918
Shares received from reinvestment of dividends	123	660	0	20	115	698	45	67

Total shares acquired	34,201	74,269	23,570	7,322	12,706	25,915	17,525	26,985
Shares redeemed	(5,378)	(7,698)	(306)	(158)	(744)	(610)	(576)	(1,575)

Net increase in shares owned	28,823	66,571	23,264	7,164	11,962	25,305	16,949	25,410
Shares owned, beginning of period	3,711	7,674	426	174	1,373	2,296	581	1,999

Shares owned, end of period	32,534	74,245	23,690	7,338	13,335	27,601	17,530	27,409

Cost of shares acquired	$623	$1,263	$439	$126	$511	$846	$331	$137

Cost of shares redeemed	$(98)	$(133)	$(6)	$(3)	$(31)	$(21)	$(11)	$(8)

4.  Related Party Transactions

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, sales, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of the Internal Revenue Code of 1986, as amended. Loans outstanding approximated $0.4 million and $0.1 million at December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

   In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands)

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$1,137,256	$1,027,340	$814,420
Reinsurance ceded	(538,033)	(459,215)	(334,214)

Net of reinsurance ceded	599,223	568,125	480,206
Net investment income	623,231	603,795	557,488
Realized investment gains	4,760	2,136	1,824
Other income	27,102	20,201	6,149

	1,254,316	1,194,257	1,045,667

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$344,474; 1998-$330,494; 1997-$180,605)	771,527	730,496	658,872
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Other operating expenses (net of reinsurance ceded: 1999-$150,570; 1998-$166,375; 1997-$90,045)	176,439	172,228	129,870

	1,052,879	1,013,912	895,917

INCOME BEFORE INCOME TAX	201,437	180,345	149,750
INCOME TAX EXPENSE (BENEFIT)
Current	47,504	48,237	66,283
Deferred	25,675	14,925	(13,981)

	73,179	63,162	52,302

NET INCOME	$128,258	$117,183	$97,448

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$6,517,851; 1998-$6,307,274)	$6,275,607	$6,400,262
Equity securities, at market (cost: 1999-$32,092; 1998-$15,151)	30,696	12,258
Mortgage loans on real estate	1,946,690	1,623,603
Investment real estate, net of accumulated depreciation (1999-$1,014; 1998-$782)	15,582	14,868
Policy loans	232,126	232,670
Other long-term investments	68,890	70,078
Short-term investments	81,171	159,655

Total investments	8,650,762	8,513,394
Accrued investment income	101,120	100,395
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$2,540; 1998-$4,304)	45,852	31,265
Reinsurance receivables	859,684	756,370
Deferred policy acquisition costs	1,011,524	841,425
Property and equipment, net	49,002	42,374
Other assets	27,712	34,632
Receivable from related parties	13,059
Assets related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

	$12,581,143	$11,622,895

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$4,566,426	$4,140,003
Unearned premiums	507,659	389,294

	5,074,085	4,529,297
Stable value investment contract deposits	2,680,009	2,691,697
Annuity deposits	1,639,231	1,519,820
Other policyholders' funds	116,815	219,356
Other liabilities	293,862	226,310
Accrued income taxes	(25,833)	(10,992)
Deferred income taxes	(32,335)	51,735
Note payable	2,338	2,363
Indebtedness to related parties	14,000	20,898
Liabilities related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

Total liabilities	11,584,600	10,553,524

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value	5,000	5,000
Shares authorized and issued: 5,000,000
Additional paid-in capital	327,992	327,992
Note receivable from PLC Employee Stock Ownership Plan	(5,148)	(5,199)
Retained earnings	814,777	686,519
Accumulated other comprehensive income
Net unrealized gains on investments (net of income tax: 1999-$(78,658); 1998-$29,646)	(146,080)	55,057

Total share-owner's equity	996,543	1,069,371

	$12,581,143	$11,622,895

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1996	$2	$5,000	$237,992	$(5,579)	$532,088	$6,688	$776,191

Net income for 1997					97,448		97,448
Increase in net unrealized gains on investments (net of income tax-$30,275)						56,225	56,225
Reclassification adjustment for amounts included in net income (net of income tax: $(638))						(1,186)	(1,186)

Comprehensive income for 1997							152,487

Preferred dividends ($50 per share)					(100)		(100)
Capital contribution from PLC			90,000				90,000
Decrease in note receivable from PLC ESOP				201			201

Balance, December 31, 1997	2	5,000	327,992	(5,378)	629,436	61,727	1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax — $(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included In net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	$2	$5,000	$327,992	$(5,148)	$814,777	$(146,080)	$996,543

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$128,258	$117,183	$97,448
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(4,760)	(2,136)	(1,824)
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Capitalization of deferred policy acquisition costs	(239,483)	(192,838)	(135,211)
Depreciation expense	10,513	7,110	5,124
Deferred income taxes	24,234	14,925	(17,918)
Accrued income taxes	(14,841)	(11,933)	(5,558)
Interest credited to universal life and investment products	331,746	352,721	299,004
Policy fees assessed on universal life and investment products	(165,818)	(139,689)	(131,582)
Change in accrued investment income and other receivables	(119,183)	(159,362)	(158,798)
Change in policy liabilities and other policyholder funds of traditional life and health products	215,201	322,464	279,522
Change in other liabilities	67,552	(19,771)	65,393
Other (net)	(5,526)	(22,634)	(1,133)

Net cash provided by operating activities	332,806	377,228	401,642

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	9,973,742	10,445,407	6,462,663
Other	243,280	198,559	324,242
Sale of investments:
Investment available for sale	537,343	1,080,265	1,108,058
Other	267,892	155,906	695,270
Cost of investments acquired:
Investments available for sale	(10,625,354)	(11,505,098)	(8,426,980)
Other	(864,100)	(662,350)	(718,335)
Acquisitions and bulk reinsurance assumptions	46,508		(169,124)
Purchase of property and equipment	(18,075)	(13,077)	(6,087)
Sale of property and equipment	151		2,681

Net cash used in investing activities	(438,613)	(300,388)	(727,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	4,351,177	1,975,800	1,159,538
Capital contribution from PLC			90,000
Principal payments on line of credit arrangements and long-term debt	(4,351,203)	(1,973,437)	(1,159,538)
Principal payment on surplus note to PLC	(4,000)	(2,000)	(4,693)
Dividends to share owner		(60,100)	(100)
Investment product deposits and change in universal life deposits	1,300,736	981,124	910,659
Investment product withdrawals	(1,190,903)	(1,037,424)	(745,083)

Net cash provided by (used in) financing activities	105,807	(116,037)	250,783

INCREASE(DECREASE) IN CASH	0	(39,197)	(75,187)
CASH AT BEGINNING OF YEAR	0	39,197	114,384

CASH AT END OF YEAR	$0	$0	$39,197

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$5,611	$8,338	$4,343
Income taxes	$56,192	$57,429	$70,133
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$51	$179	$201
Acquisitions and bulk reinsurance assumptions
Assets acquired	$12,502	$247,894	$1,114,832
Liabilities assumed	(12,502)	(380,405)	(902,267)

Net	$0	$(132,511)	$212,565

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of accounting principles generally accepted in the United Sates. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

   The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities"; SFAS No. 130, "Reporting Comprehensive Income"; and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information".

   In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."

   In 1999, Protective adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

   The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

   The Financial Accounting Standards Board has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 will require Protective to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owner's equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect Protective's operations, adoption will introduce volatility into Protective's reported net income and share-owner's equity as interest rates change. Protective has not estimated the potential effect SFAS No. 133 will have on its net income and share-owner's equity.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale".

   Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

   Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.8 million in bank deposits voluntarily restricted as to withdrawal.

   As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

   Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$8,894,426	$8,412,167
Deferred policy acquisition costs	992,518	857,949
All other assets	2,918,857	2,268,076

	$12,805,801	$11,538,192

Deferred income taxes	$46,243	$22,089
All other liabilities	11,616,935	10,501,789

	11,663,178	10,523,878
Share-owner's equity	1,142,623	1,014,314

	$12,805,801	$11,538,192

   Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Protective has not used derivative financial instruments for trading purposes. Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 1999 and 1998.

   Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid related to the initiation of interest rate swap contracts were $1.4 million and $1.0 million in 1999 and 1998 respectively. No amounts were received in 1999 and 1998.

   At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. At December 31, 1998, contracts with a notional amount of $1,623.1 million were in a $5.4 million net unrealized gain position. Protective recognized $3.8 million in realized investment gains related to derivative financial instruments in 1999.

   Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

   Property and equipment consisted of the following at December 31:

	1999	1998
Home office building	$40,524	$37,959
Other, principally furniture and equipment	54,412	58,958

	94,936	96,917
Accumulated depreciation	45,934	54,543

	$49,002	$42,374

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

   Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$90,332	$106,121	$108,159
Less reinsurance	20,019	18,673	6,423

Net balance beginning of year	70,313	87,448	101,736

Incurred related to:
Current year	311,002	288,015	258,322
Prior year	(5,574)	(10,198)	(14,540)

Total incurred	305,428	277,817	243,782

Paid related to:
Current year	264,298	236,001	203,381
Prior year	40,197	58,951	58,104

Total paid	304,495	294,952	261,485

Other changes:
Acquisitions and reserve transfers	1,668	0	3,415

Net balance end of year	72,914	70,313	87,448
Plus reinsurance	47,661	20,019	18,673

Balance end of year	120,575	$90,332	$106,121

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized

Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

   The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $340.6 million and $370.3 million at December 31, 1999 and 1998, respectively. During 1999 $13.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $43.0 million was amortized. During 1998 $132.5 million of present value of future profits was capitalized, and $37.1 million was amortized.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States (GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

   The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owners' Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:(1)	$75,114	$147,077	$134,417	$567,634	$531,956	$579,111
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	120,644	68,155	10,310	1,011,524	841,425	632,605
Deferred income tax	(25,675)	(14,925)	13,981	32,335	(51,735)	(49,417)
Asset Valuation Reserve				41,104	66,922	67,369
Interest Maintenance Reserve	(226)	(1,355)	(1,434)	19,328	15,507	9,809
Nonadmitted items				51,350	42,835	30,500
Other timing and valuation adjustments	72,527	(76,214)	(54,494)	(467,130)	(282,480)	(215,448)
Noninsurance affiliates	20,698	18,171	17,530			(4)
Consolidation elimination	(134,824)	(23,726)	(22,862)	(259,602)	(95,059)	(35,746)

In conformity with generally accepted accounting principles	$128,258	$117,183	$97,448	$996,543	$1,069,371	$1,018,779

(1)	Consolidated

   As of December 31, 1999, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $53.6 million.

   The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification changes current statutory accounting rules in several areas. Protective has not estimated the potential effect the Codification may have on the statutory capital of Protective and its insurance subsidiaries. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$466,957	$463,416	$396,255
Equity securities	775	905	1,186
Mortgage loans on real estate	172,027	158,461	161,604
Investment real estate	1,949	1,224	2,004
Policy loans	15,994	12,346	11,370
Other, principally short-term investments	20,244	16,536	21,876

	677,946	652,888	594,295
Investment expenses	54,715	49,093	36,807

	$623,231	$603,795	$557,488

NOTE C — INVESTMENT OPERATIONS

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$13,049	$4,374	$(8,355)
Equity securities	(3,371)	(4,465)	5,975
Mortgage loans and other investments	(4,918)	2,227	4,204

	$4,760	$2,136	$1,824

   Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $20.4 million at December 31, 1999 and $24.1 million at December 31, 1998. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $1.0 million in 1999, net realized investment gains of $3.2 million in 1998, and net realized investment losses of $6.1 million in 1997.

   In 1999, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million.

   The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,176,016	5,938	149,591	3,032,363
Redeemable preferred stocks	1,182	19	0	1,201

	6,517,851	24,894	267,138	6,275,607
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,631,114	$25,538	$269,178	$6,387,474

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,581,561	$41,626	$33,939	$2,589,248
United States Government and authorities	72,697	2,812	0	75,509
States, municipalities, and political subdivisions	29,521	1,131	0	30,652
Public utilities	533,082	15,066	0	548,148
Convertibles and bonds with warrants	694	0	179	515
All other corporate bonds	3,083,782	98,992	32,629	3,150,145
Redeemable preferred stocks	5,937	108	0	6,045

	6,307,274	159,735	66,747	6,400,262
Equity securities	15,151	456	3,349	12,258
Short-term investments	159,655	0	0	159,655

	$6,482,080	$160,191	$70,096	$6,572,175

   The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$321,155	$320,601
Due after one year through five years	2,913,620	2,863,873
Due after five years through ten years	2,152,116	2,049,482
Due after ten years	1,130,960	1,041,651

	$6,517,851	$6,275,607

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$705,859	$709,686
Due after one year through five years	3,255,973	3,325,078
Due after five years through ten years	1,655,055	1,690,581
Due after ten years	690,387	674,917

	$6,307,274	$6,400,262

   The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	37.5%	34.3%
AA	6.3	6.2
A	26.6	29.4
BBB	25.7	26.5
BB or less	3.8	3.5
Redeemable preferred stocks	0.1	0.1

	100.0%	100.0%

   At December 31, 1999 and 1998, Protective had bonds which were rated less than investment grade of $243.6 million and $222.9 million, respectively, having an amortized cost of $293.1 million and $252.0 million, respectively. At December 31, 1999, approximately $81.5 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $910.4 million of bonds are not publicly traded.

   The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(217,901)	$(21,705)	$72,741
Equity securities	973	4,605	(8,813)

   At December 31, 1999, all of Protective's mortgage loans were commercial loans of which 79% were retail, 8% were apartments, 6% were office buildings, and 6% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 74% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Texas, Georgia, Tennessee, North Carolina, Virginia, Alabama, South Carolina, Washington, Kentucky, Ohio, and Mississippi.

   Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $109.6 million would become due in 2001, $408.8 million in 2002 to 2005, and $333.6 million in 2006 to 2010.

   At December 31, 1999, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $17.0 million.

   At December 31, 1999 and 1998, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $22.9 million and $11.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

   Certain investments, principally real estate, with a carrying value of $36.3 million were non-income producing for the twelve months ended December 31, 1999.

   Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.1)	(0.1)	(0.2)
Low-income housing credit	(0.5)	(0.5)	(0.6)
Tax benefits arising from prior acquisitions and other adjustments	0.3	0.1	0.7
State income taxes	1.6	0.5

Effective income tax rate	36.3%	35.0%	34.9%

   The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

   Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$46,175	$60,746	$7,054
Benefit and other policy liability changes	(27,158)	(41,268)	(23,564)
Temporary differences of investment income	6,655	(3,491)	2,516
Other items	3	(1,062)	13

	$25,675	$14,925	$(13,981)

   The components of Protective's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$217,642	$190,328
Unrealized loss on investments	70,421
Other	2,088	2,091

	290,151	192,419

Deferred income tax liabilities:
Deferred policy acquisition costs	257,816	211,641
Unrealized gain on investments		32,513

	257,816	244,154

Net deferred income tax liability	$(32,335)	$51,735

   Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1999 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $840.3 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

   Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    At December 31, 1999, PLC had borrowed $55.0 million at a rate of 6.7%. PLC had also borrowed $59.0 million at a rate of 6.6% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

   Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1999 and 1998. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

   Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1999, the balance of the surplus debenture was $14.0 million. The debenture matures in 2003.

   Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

   Interest expense on borrowed money totaled $5.1 million, $8.3 million, and $4.3 million, in 1999, 1998, and 1997, respectively.

NOTE F — RECENT ACQUISITIONS

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

   In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

   In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

   These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

   A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In some states including Alabama, (where Protective maintains its headquarters) juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 1999, approximately $736.0 million of consolidated share-owner's equity excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2000 is estimated to be $175.5 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 1999. Dividends of $0.1 million were paid to PLC in 1998, and 1997. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.1 million at December 31, 1999, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

   Protective leases furnished office space and computers to affiliates. Lease revenues were $3.7 million in 1999, $3.0 million in 1998, and $3.1 million in 1997. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $69.2 million, $56.2 million, and $51.6 million in 1999, 1998, and 1997, respectively. Commissions paid to affiliated marketing organizations of $11.4 million, $8.4 million, and $5.2 million in 1999, 1998, and 1997, respectively, were included in deferred policy acquisition costs.

   Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and deposits amounted to $56.4 million, $28.6 million and $21.4 million in 1999, 1998, and 1997, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.9 million, $7.3 million and $5.4 million in 1999, 1998, and 1997, respectively.

   For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    Individual Life Division. The Individual Life Division markets level premium term and term-like insurance products, universal life, and variable universal life on a national basis primarily through networks of independent insurance agents.

   West Coast Division. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

   Acquisitions Division. The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

   Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Stable Value Products Division. The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.

   Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

   Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

   Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

   There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

	Life Insurance
Operating Segment Income	Individual Life	West Coast	Acquisitions
1999
Premiums and policy fees	$274,598	$87,226	$148,620
Reinsurance ceded	(182,092)	(64,019)	(33,754)

Net of reinsurance ceded	92,506	23,207	114,866
Net investment income	59,916	78,128	129,806
Realized investment gains (losses)
Other income	(2,250)	1,302	(9)

Total revenues	150,172	102,637	244,663

Benefits and settlement expenses	74,455	73,176	129,581
Amortization of deferred policy acquisition costs	23,434	6,047	19,444
Other operating expenses	20,850	(2,649)	31,178

Total benefits and expenses	118,739	76,574	180,203

Income before income tax	31,433	26,063	64,460
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329
Reinsurance ceded	(102,533)	(53,377)	(28,594)

Net of reinsurance ceded	126,168	22,380	96,735
Net investment income	55,779	63,492	112,154
Realized investment gains (losses)
Other income	70	6	1,713

Total revenues	182,017	85,878	210,602

Benefits and settlement expenses	106,308	54,617	112,051
Amortization of deferred policy acquisition costs	30,543	4,924	18,894
Other operating expenses	14,983	5,354	26,717

Total benefits and expenses	151,834	64,895	157,662

Income before income tax	30,183	20,983	52,940
Income tax expense

Net income

1997
Premiums and policy fees	$182,746	$41,290	$120,504
Reinsurance ceded	(55,266)	(27,168)	(17,869)

Net of reinsurance ceded	127,480	14,122	102,635
Net investment income	54,593	30,194	110,155
Realized investment gains (losses)
Other income	617		10

Total revenues	182,690	44,316	212,800

Benefits and settlement expenses	114,678	28,304	116,506
Amortization of deferred policy acquisition costs	27,354	961	16,606
Other operating expenses	18,178	6,849	23,016

Total benefits and expenses	160,210	36,114	156,128

Income before income tax	22,480	8,202	56,672
Income tax expense

Net income

Operating Segment Assets
1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954
Deferred policy acquisition costs	379,117	200,605	235,903

Total assets	$1,585,085	$1,544,122	$1,789,857

Operating Segment Assets
1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123
Deferred policy acquisition costs	301,941	144,455	255,347

Total assets	$1,378,143	$1,294,097	$1,855,470

1997
Investments and other assets	$960,316	$910,030	$1,401,294
Deferred policy acquisition costs	252,321	108,126	138,052

Total assets	$1,212,637	$1,018,156	$1,539,346

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

	Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Dental and Consumer Benefits	Financial Institutions	Stable Value Products	Investment Products	Corporate and Other	Adjustments(1)	Total Consolidated
1999
Premiums and policy fees	$317,360	$284,891		$24,248	$313		$1,137,256
Reinsurance ceded	(81,240)	(176,928)					(538,033)

Net of reinsurance ceded	236,120	107,963		24,248	313		599,223
Net investment income	14,915	24,121	$210,208	106,599	(462)		623,231
Realized investment gains (losses)			(549)	1,446		$3,863	4,760
Other income	6,277	15,831		2,146	3,805		27,102

Total revenues	257,312	147,915	209,659	134,439	3,656		1,254,316

Benefits and settlement expenses	172,166	55,899	175,290	88,642	2,318		771,527
Amortization of deferred policy acquisition costs	10,705	24,718	744	19,820	1		104,913
Other operating expenses	56,396	44,728	4,709	14,617	6,610		176,439

Total benefits and expenses	239,267	125,345	180,743	123,079	8,929		1,052,879

Income before income tax	18,045	22,570	28,916	11,360	(5,273)		201,437
Income tax expense						73,179	73,179

Net income							$128,258

1998
Premiums and policy fees	$277,316	$301,230		$18,809	$198		$1,027,340
Reinsurance ceded	(85,753)	(188,958)					(459,215)

Net of reinsurance ceded	191,563	112,272		18,809	198		568,125
Net investment income	15,245	25,068	$213,136	105,827	13,094		603,795
Realized investment gains (losses)			1,609	1,318		$(791)	2,136
Other income	4,295	10,302		1,799	2,016		20,201

Total revenues	211,103	147,642	214,745	127,753	15,308		1,194,257

Benefits and settlement expenses	140,632	52,629	178,745	85,045	469		730,496
Amortization of deferred policy acquisition costs	10,352	28,526	735	17,213	1		111,188
Other operating expenses	49,913	48,837	2,876	14,428	9,120		172,228

Total benefits and expenses	200,897	129,992	182,356	116,686	9,590		1,013,912

Income before income tax	10,206	17,650	32,389	11,067	5,718		180,345
Income tax expense						63,162	63,162

Net income							$117,183

1997
Premiums and policy fees	$260,590	$196,694		$12,367	$229		$814,420
Reinsurance ceded	(109,480)	(124,431)					(334,214)

Net of reinsurance ceded	151,110	72,263		12,367	229		480,206
Net investment income	23,810	16,341	$211,915	105,196	5,284		557,488
Realized investment gains (losses)			(3,180)	589		$4,415	1,824
Other income	1,278	3,033		(192)	1,403		6,149

Total revenues	176,198	91,637	208,735	117,960	6,916		1,045,667

Benefits and settlement expenses	110,148	27,643	179,235	82,019	339		658,872
Amortization of deferred policy acquisition costs	15,711	30,812	618	15,110	3		107,175
Other operating expenses	38,572	20,165	3,945	12,312	6,833		129,870

Total benefits and expenses	164,431	78,620	183,798	109,441	7,175		895,917

Income before income tax	11,767	13,017	24,937	8,519	(259)		149,750
Income tax expense						52,302	52,302

Net income							$97,448

Operating Segment Assets
1999
Investments and other assets	$197,673	$727,857	$2,766,178	$3,355,863	$418,609		$11,569,619
Deferred policy acquisition costs	25,819	51,339	1,156	117,577	8		1,011,524

Total assets	$223,492	$779,196	$2,767,334	$3,473,440	$418,617		$12,581,143

Operating Segment Assets
1998
Investments and other assets	$197,337	$645,909	$2,869,304	$2,542,536	$700,417		$10,781,470
Deferred policy acquisition costs	23,836	39,212	1,448	75,177	9		841,425

Total assets	$221,173	$685,121	$2,870,752	$2,617,713	$700,426		$11,622,895

1997
Investments and other assets	$208,071	$536,058	$2,887,732	$2,313,279	$525,896		$9,742,676
Deferred policy acquisition costs	22,459	52,836	1,785	56,074	952		632,605

Total assets	$230,530	$588,894	$2,889,517	$2,369,353	$526,848		$10,375,281

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

   The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	1999	1998
Projected benefit obligation, beginning of the year	$36,547	$30,612
Service cost - benefits earned during the year	3,270	2,585
Interest cost - on projected benefit obligation	2,779	2,203
Actuarial gain (loss)	(5,729)	2,115
Plan amendment	32	160
Benefits paid	(369)	(1,128)

Projected benefit obligation, end of the year	36,530	36,547

Fair value of plan assets beginning of the year	$25,147	$21,763
Actual return on plan assets	2,594	1,689
Employer contribution	7,048	2,823
Benefits paid	(369)	(1,128)

Fair value of plan assets end of the year	$34,420	25,147

Plan assets less than the projected benefit obligation	$(2,110)	$(11,400)
Unrecognized net actuarial loss from past experience different from that assumed	2,601	9,069
Unrecognized prior service cost	569	652
Unrecognized net transition asset	(17)	(34)

Net pension liability recognized in balance sheet	$1,043	$(1,713)

   Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$3,270	$2,585	$2,112
Interest cost	2,779	2,203	2,036
Expected return on plan assets	(2,348)	(1,950)	(1,793)
Amortization of prior service cost	115	112	100
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss	494	305	152

Net pension cost	$4,293	$3,238	$2,590

   Protective's share of the net pension cost was $3.6 million, $2.6 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

   Assumptions used to determine the benefit obligations as of December 31 were as follows:

	1999	1998	1997
Weighted average discount rate	8.00%	6.75%	7.25%
Rates of increase in compensation level	5.75%	4.75%	5.25%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

   Assets of the pension plan are included in the general assets of Protective. Until recently, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

   PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1999 and 1998, the projected benefit obligation of this plan totaled $13.1 million and $11.7 million, respectively, of which $8.3 million and $7.8 million, respectively, have been recognized in PLC's financial statements.

   Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$695	$611	$544
Interest cost	887	722	651
Plan amendment			351
Amortization of prior service cost	113	112	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	265	173	180

Net pension cost	$1,997	$1,655	$1,875

   In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1999 and 1998, the liability for such benefits totaled $1.2 million. The expense recorded by PLC was $0.1 million in 1999, 1998 and 1997. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

   Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

   PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1999, PLC had committed up to 120,812 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1999, 1998, and 1997.

   PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Long-Term Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.

   Since 1973 PLC has had a Long-Term Incentive Plan (previously known as the Performance Share Plan) to motivate senior management to focus on PLC's long-range earnings performance through the awarding of performance shares. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1999, 1998, and 1997 were 99,380, 71,340 and 98,780, respectively, having an approximate market value on the grant date of $3.4 million, $2.3 million, and $2.0 million, respectively. At December 31, 1999, outstanding awards measured at target and maximum payouts were 424,960 and 571,396 shares, respectively. The expense recorded by PLC for the Long-Term Incentive Plan was $3.4 million, $2.7 million, and $2.7 million in 1999, 1998, and 1997, respectively.

   During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1999 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1999, 1998 and 1997.

NOTE N — REINSURANCE

    Protective assumes risks from, and reinsures certain of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

   Protective has reinsured approximately $93.5 billion, $64.8 billion, and $34.1 billion in face amount of life insurance risks with other insurers representing $364.7 million, $294.4 million, and $147.2 million of premium income for 1999, 1998, and 1997, respectively. Protective has also reinsured accident and health risks representing $172.8 million, $164.8 million, and $187.7 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $739.3 million and $658.7 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1999 and 1998, Protective had paid $46.8 million and $22.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1999, Protective had receivables of $74.0 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$6,275,607	$6,275,607	$6,400,262	$6,400,262
Equity securities	30,696	30,696	12,258	12,258
Mortgage loans on real estate	1,946,690	1,909,026	1,623,603	1,774,379
Short-term investments	81,171	81,171	159,655	159,655
Liabilities (see Notes A and E):
Guaranteed investment contract deposits	2,680,009	2,649,616	2,691,697	2,751,007
Annuity deposits	1,639,231	1,598,993	1,519,820	1,513,148
Notes payable	2,338	2,338	2,363	2,363
Other (see Note A):
Derivative Financial Instruments	5,273	3,564	986	6,426

   Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

   Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

NOTE P — SUBSEQUENT EVENT

    On January 20, 2000, Protective acquired the Lyndon Insurance Group ("Lyndon"). Lyndon manufactures and markets a variety of specialty insurance products including credit insurance, and vehicle and marine service agreements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended
December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental and Consumer Benefits	25,819	126,592	2,994	74,204	236,120	14,915	172,165	10,705	56,396
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,291	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	313	(462)	2,318	1	6,610

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended
December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental and Consumer Benefits	23,836	111,916	3,341	78,224	191,563	15,245	140,632	10,352	49,913
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	198	13,094	469	1	9,120

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

Year Ended
December 31, 1997:
Life Insurance
Individual Life	$252,321	$920,924	$356	$16,334	$127,480	$54,593	$114,678	$27,354	$18,178
West Coast	108,126	739,463	0	95,495	14,122	30,194	28,304	961	6,849
Acquisitions	138,052	1,025,340	1,437	311,150	102,635	110,155	116,506	16,606	23,016
Specialty Insurance Products
Dental and Consumer Benefits	22,459	120,925	2,536	80,654	151,110	23,810	110,148	15,711	38,572
Financial Institutions	52,836	159,422	391,085	6,791	72,263	16,341	27,643	30,812	20,165
Retirement Savings and Investment Products
Stable Value Products	1,785	180,690	0	2,684,676	0	211,915	179,235	618	3,945
Investment Products	56,074	177,150	0	1,184,268	12,367	105,196	82,019	15,110	12,312
Corporate and Other	952	380	1,282	185	229	5,284	339	3	6,833

TOTAL	$632,605	$3,324,294	$396,696	$4,379,553	$480,206	$557,488	$658,872	$107,175	$129,870

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31,1999:
Life insurance in force	$120,577,512	$92,566,755	$9,239,074	$37,249,831	24.8%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31,1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

Year Ended December 31,1997:
Life insurance in force	$78,240,282	$34,139,554	$11,013,202	$55,113,930	20.0%

Premiums and policy fees:
Life insurance	$387,108	$147,184	$74,738	$314,662	23.8%
Accident and health insurance	336,575	187,539	10,510	159,546	6.7%
Property and liability insurance	6,139	176	35	5,998	0.6%

TOTAL	$729,822	$334,899	$85,283	$480,206

S-2

Appendix A
Example of Death Benefit Computations

    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

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Protective Life Insurance Company

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PROSPECTUS CONTENTS
DEFINITIONS OF TERMS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
THE POLICY
CALCULATION OF POLICY VALUES
POLICY BENEFITS
THE GUARANTEED ACCOUNT
CHARGES AND DEDUCTIONS
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
USES OF THE POLICY
TAX CONSIDERATIONS
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE